Exhibit 99.C

Kenneth B. Lerman, P.C.

Attorney at Law

Via UPS and Via Email

June 26, 2026

William Susman, Independent Trustee of Power REIT

c/o Cascadia Capital

477 Madison Avenue, 18th Floor

New York, NY 10022                                               wsusman@cascadiacapital.com

Re: Notice Regarding Failure to Implement Preferred Stockholder Trustee Election Pursuant to Section 8(a) of the Series A Preferred Stock Articles Supplementary

Dear Mr. Susman:

The undersigned submits this demand on behalf of the following five separate beneficial owners: Bradley & Daytona Railway and Land Co. LLC, Alexander Kachmar, D & C Cacciapaglia Living Trust, U/A DTD 02/01/2013, David Cacciapaglia Family Trust, U/A DTD 11/25/2020, and David Cacciapaglia

(collectively the “Requesting Holders”) of shares of the 7.75% Series A Cumulative Redeemable

Perpetual Preferred Stock of Power REIT (the “Series A Preferred Stock”). The Requesting Holders are acting together solely for the exercise of the nomination and voting rights required under Section 8(a) of the Articles Supplementary governing the Series A Preferred Stock (the “Articles Supplementary”); as of today, the Requesting Holders cumulatively currently share voting power with respect to 39,281 shares of the Series A Preferred Stock, representing 11.7% of the total shares outstanding for such purposes.

On behalf of the Requesting Holders, you are hereby notified in your capacity as an independent trustee of Power REIT (the “Trust”) regarding the rights of holders of the Series A Preferred Stock, and of your responsibilities, duties and certain potential liabilities.

The Trust’s public filings acknowledge that dividends on the Series A Preferred Stock have remained unpaid for more than six quarterly periods. Under Section 8(a) of the Articles Supplementary governing the Series A Preferred Stock, the occurrence of such dividend arrearages grants holders of 10% or more of the Series A Preferred Stock certain special voting rights, including the right to elect two additional trustees.

☑ 750 Main Street, Suite 100		☐ 621 NW 53rd Street, Suite 125
Hartford, Connecticut 06103	www.KBLpc.com	Boca Raton, Florida 33487
(860) 724-7000	info@KBLpc.com	(561) 883-0700

On May 26, 2026, the Requesting Holders, through this counsel, delivered formal notice and demand to the Corporate Secretary of the Trust requiring Trust call the required special meeting of Series A Preferred Stockholders for the election of two additional trustees pursuant to said Section 8(a), and in such letter nominated Alexander Kachmar and David Cacciapaglia for election as the additional trustees contemplated by Section 8(a) of the Articles Supplementary. A copy of that correspondence was filed with the Securities and Exchange Commission (“SEC”) as an exhibit to Amendment No. 4 to Schedule 13D filed on May26, 2026.

On June 15, 2026, the Requesting Holders directly delivered a second written notice reiterating their demand that the Trust establish a record date and meeting date for the required preferred stockholder trustee election. A copy of that correspondence was filed on June 15, 2026 with the SEC as an exhibit to Amendment No. 5 to Schedule 13D.

As of the date of this letter, the Trust has neither established a record date, nor announced the special meeting, nor provided a timetable for conducting the election process, nor delivered proxy materials, all as required by Section 8(a) of the Articles Supplementary.

As an independent trustee, you have duties and responsibilities, including fiduciary duties, to ensure that the Trust complies with its governing documents and complies with the contractual rights granted to its preferred stockholders.

The Requesting Holders demand that you review this matter independently and together with the other trustees and call a board of trustees meeting to take appropriate action to ensure that the Trust promptly:

1.	Call a special meeting of stockholders of the Series A Preferred Stock for the purpose of electing the nominated trustees contemplated by Section 8(a) of the Articles Supplementary;
2.	Reiterating the nominees of the Requesting Holders are Alexander Kachmar and David Cacciapaglia;
3.	Establish an appropriate record date for such special meeting;
4.	Provide notice of the special meeting in accordance with the governing organizational documents and applicable law;
5.	Confirm the procedures and timeline applicable to the nomination and election of such trustees; and
6.

Issue and deliver a meeting notice, proxy statement, proxy vote card, stamped-return envelope addressed to the registrar, and other proxy materials ordinarily required for a special meeting of stockholders.

This matter will be resolved through prompt compliance with and proper conduct of the Trust under the express terms of the Articles Supplementary and compliance with the above demand.

Continued failure to implement the rights expressly granted to Series A Preferred Stockholders will lead to action to enforce my clients’ rights and protect the interests of the preferred stockholders.

A substantially similar notice and demand letter has been sent to each of the trustees: Messrs. D'Aguilar, Haynes, and Susman.

This letter conveys direct notice to you of the circumstances described above and of the Requesting Holders' demand that the Trust promptly comply with Section 8(a) and as specified herein. Continued inaction creates legal liability for the Trust and all fiduciaries of the Trust, including the independent trustees.

Sincerely,

/s/ Kenneth B. Lerman

Kenneth B. Lerman KBL:dn

cc: via Email:

cc: David Lesser (CEO and Corporate Secretary, Power REIT)

cc: Bradley & Daytona Railway and Land Co. LLC

cc: Alexander Kachmar

cc: David Cacciapaglia

Kenneth B. Lerman, P.C.

Attorney at Law

Via UPS

June 26, 2026

Patrick Haynes, Independent Trustee Power REIT

301 Winding Road

Old Bethpage, NY 11804

Re: Notice Regarding Failure to Implement Preferred Stockholder Trustee Election Pursuant to Section 8(a) of the Series A Preferred Stock Articles Supplementary

Dear Mr. Haynes:

The undersigned submits this demand on behalf of the following five separate beneficial owners: Bradley & Daytona Railway and Land Co. LLC, Alexander Kachmar, D & C Cacciapaglia Living Trust, U/A DTD 02/01/2013, David Cacciapaglia Family Trust, U/A DTD 11/25/2020, and David Cacciapaglia (collectively the “Requesting Holders”) of shares of the 7.75% Series A Cumulative Redeemable Perpetual Preferred Stock of Power REIT (the “Series A Preferred Stock”). The Requesting Holders are acting together solely for the exercise of the nomination and voting rights required under Section 8(a) of the Articles Supplementary governing the Series A Preferred Stock (the “Articles Supplementary”); as of today, the Requesting Holders cumulatively currently share voting power with respect to 39,281 shares of the Series A Preferred Stock, representing 11.7% of the total shares outstanding for such purposes.

On behalf of the Requesting Holders, you are hereby notified in your capacity as an independent trustee of Power REIT (the “Trust”) regarding the rights of holders of the Series A Preferred Stock, and of your responsibilities, duties and certain potential liabilities.

The Trust’s public filings acknowledge that dividends on the Series A Preferred Stock have remained unpaid for more than six quarterly periods. Under Section 8(a) of the Articles Supplementary governing the Series A Preferred Stock, the occurrence of such dividend arrearages grants holders of 10% or more of the Series A Preferred Stock certain special voting rights, including the right to elect two additional trustees.

☑ 750 Main Street, Suite 100		☐ 621 NW 53rd Street, Suite 125
Hartford, Connecticut 06103	www.KBLpc.com	Boca Raton, Florida 33487
(860) 724-7000	info@KBLpc.com	(561) 883-0700

On May 26, 2026, the Requesting Holders, through this counsel, delivered formal notice and demand to the Corporate Secretary of the Trust requiring Trust call the required special meeting of Series A

Preferred Stockholders for the election of two additional trustees pursuant to said Section 8(a), and in such letter nominated Alexander Kachmar and David Cacciapaglia for election as the additional trustees contemplated by Section 8(a) of the Articles Supplementary. A copy of that correspondence was filed with the Securities and Exchange Commission (“SEC”) as an exhibit to Amendment No. 4 to Schedule 13D filed on May26, 2026.

On June 15, 2026, the Requesting Holders directly delivered a second written notice reiterating their demand that the Trust establish a record date and meeting date for the required preferred stockholder trustee election. A copy of that correspondence was filed on June 15, 2026 with the SEC as an exhibit to Amendment No. 5 to Schedule 13D.

As of the date of this letter, the Trust has neither established a record date, nor announced the special meeting, nor provided a timetable for conducting the election process, nor delivered proxy materials, all as required by Section 8(a) of the Articles Supplementary.

As an independent trustee, you have duties and responsibilities, including fiduciary duties, to ensure that the Trust complies with its governing documents and complies with the contractual rights granted to its preferred stockholders.

The Requesting Holders demand that you review this matter independently and together with the other trustees and call a board of trustees meeting to take appropriate action to ensure that the Trust promptly:

1.	Call a special meeting of stockholders of the Series A Preferred Stock for the purpose of electing the nominated trustees contemplated by Section 8(a) of the Articles Supplementary;
2.	Reiterating the nominees of the Requesting Holders are Alexander Kachmar and David Cacciapaglia;
3.	Establish an appropriate record date for such special meeting;
4.	Provide notice of the special meeting in accordance with the governing organizational documents and applicable law;
5.	Confirm the procedures and timeline applicable to the nomination and election of such trustees; and
6.

Issue and deliver a meeting notice, proxy statement, proxy vote card, stamped-return envelope addressed to the registrar, and other proxy materials ordinarily required for a special meeting of stockholders.

This matter will be resolved through prompt compliance with and proper conduct of the Trust under the express terms of the Articles Supplementary and compliance with the above demand.

Continued failure to implement the rights expressly granted to Series A Preferred Stockholders will lead to action to enforce my clients’ rights and protect the interests of the preferred stockholders.

A substantially similar notice and demand letter has been sent to each of the trustees: Messrs. D'Aguilar, Haynes, and Susman.

This letter conveys direct notice to you of the circumstances described above and of the Requesting Holders' demand that the Trust promptly comply with Section 8(a) and as specified herein. Continued inaction creates legal liability for the Trust and all fiduciaries of the Trust, including the independent trustees.

Sincerely,

/s/ Kenneth B. Lerman

Kenneth B. Lerman

KBL:dn

cc: via Email:

cc: David Lesser (CEO and Corporate Secretary, Power REIT)

cc: Bradley & Daytona Railway and Land Co. LLC

cc: Alexander Kachmar

cc: David Cacciapaglia

Kenneth B. Lerman, P.C.

Attorney at Law

Via UPS

June 26, 2026

Dionisio D’Aguilar, Independent Trustee Power REIT

301 Winding Road

Old Bethpage, NY 11804

Re: Notice Regarding Failure to Implement Preferred Stockholder Trustee Election Pursuant to Section 8(a) of the Series A Preferred Stock Articles Supplementary

Dear Mr. D’Aguilar:

The undersigned submits this demand on behalf of the following five separate beneficial owners: Bradley & Daytona Railway and Land Co. LLC, Alexander Kachmar, D & C Cacciapaglia Living Trust, U/A DTD 02/01/2013, David Cacciapaglia Family Trust, U/A DTD 11/25/2020, and David Cacciapaglia

(collectively the “Requesting Holders”) of shares of the 7.75% Series A Cumulative Redeemable

Perpetual Preferred Stock of Power REIT (the “Series A Preferred Stock”). The Requesting Holders are acting together solely for the exercise of the nomination and voting rights required under Section 8(a) of the Articles Supplementary governing the Series A Preferred Stock (the “Articles Supplementary”); as of today, the Requesting Holders cumulatively currently share voting power with respect to 39,281 shares of the Series A Preferred Stock, representing 11.7% of the total shares outstanding for such purposes.

On behalf of the Requesting Holders, you are hereby notified in your capacity as an independent trustee of Power REIT (the “Trust”) regarding the rights of holders of the Series A Preferred Stock, and of your responsibilities, duties and certain potential liabilities.

The Trust’s public filings acknowledge that dividends on the Series A Preferred Stock have remained unpaid for more than six quarterly periods. Under Section 8(a) of the Articles Supplementary governing the Series A Preferred Stock, the occurrence of such dividend arrearages grants holders of 10% or more of the Series A Preferred Stock certain special voting rights, including the right to elect two additional trustees.

On May 26, 2026, the Requesting Holders, through this counsel, delivered formal notice and demand to the Corporate Secretary of the Trust requiring Trust call the required special meeting of Series A Preferred

☑ 750 Main Street, Suite 100		☐ 621 NW 53rd Street, Suite 125
Hartford, Connecticut 06103	www.KBLpc.com	Boca Raton, Florida 33487
(860) 724-7000	info@KBLpc.com	(561) 883-0700

Stockholders for the election of two additional trustees pursuant to said Section 8(a), and in such letter nominated Alexander Kachmar and David Cacciapaglia for election as the additional trustees contemplated by Section 8(a) of the Articles Supplementary. A copy of that correspondence was filed with the Securities and Exchange Commission (“SEC”) as an exhibit to Amendment No. 4 to Schedule 13D filed on May26, 2026.

On June 15, 2026, the Requesting Holders directly delivered a second written notice reiterating their demand that the Trust establish a record date and meeting date for the required preferred stockholder trustee election. A copy of that correspondence was filed on June 15, 2026 with the SEC as an exhibit to Amendment No. 5 to Schedule 13D.

As of the date of this letter, the Trust has neither established a record date, nor announced the special meeting, nor provided a timetable for conducting the election process, nor delivered proxy materials, all as required by Section 8(a) of the Articles Supplementary.

As an independent trustee, you have duties and responsibilities, including fiduciary duties, to ensure that the Trust complies with its governing documents and complies with the contractual rights granted to its preferred stockholders.

The Requesting Holders demand that you review this matter independently and together with the other trustees and call a board of trustees meeting to take appropriate action to ensure that the Trust promptly:

1.	Call a special meeting of stockholders of the Series A Preferred Stock for the purpose of electing the nominated trustees contemplated by Section 8(a) of the Articles Supplementary;
2.	Reiterating the nominees of the Requesting Holders are Alexander Kachmar and David Cacciapaglia;
3.	Establish an appropriate record date for such special meeting;
4.	Provide notice of the special meeting in accordance with the governing organizational documents and applicable law;
5.	Confirm the procedures and timeline applicable to the nomination and election of such trustees; and
6.

Issue and deliver a meeting notice, proxy statement, proxy vote card, stamped-return envelope addressed to the registrar, and other proxy materials ordinarily required for a special meeting of stockholders.

This matter will be resolved through prompt compliance with and proper conduct of the Trust under the express terms of the Articles Supplementary and compliance with the above demand.

Continued failure to implement the rights expressly granted to Series A Preferred Stockholders will lead to action to enforce my clients’ rights and protect the interests of the preferred stockholders.

A substantially similar notice and demand letter has been sent to each of the trustees: Messrs. D'Aguilar, Haynes, and Susman.

This letter conveys direct notice to you of the circumstances described above and of the Requesting Holders' demand that the Trust promptly comply with Section 8(a) and as specified herein. Continued inaction creates legal liability for the Trust and all fiduciaries of the Trust, including the independent trustees.

Sincerely,

/s/ Kenneth B. Lerman

Kenneth B. Lerman

KBL:dn

cc: via Email:

cc: David Lesser (CEO and Corporate Secretary, Power REIT)

cc: Bradley & Daytona Railway and Land Co. LLC

cc: Alexander Kachmar

cc: David Cacciapaglia